                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                                 August 31, 2005
                                 ---------------
                      (Date of the earliest event reported)



                             Simulations Plus, Inc.
                             ----------------------
             (Exact name of Registrant as specified in its charter)


          California                   001-32046                95-4595609
          ----------                   ---------                ----------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
        of incorporation)                                    Identification No.)

                 1220 West Avenue J, Lancaster, California 93534
                 -----------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (661) 723-7723
                                 --------------
               Registrant's telephone number, including area code

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On August 31, 2005, Simulations Plus, Inc., a California corporation (the "Company") issued a press release announcing that it has acquired the assets of Sage Informatics LLC of Santa Fe, New Mexico, a chemistry software company providing research tools to the pharmaceutical and biotechnology industries. The president of Sage Informatics, David Miller, Ph.D., will join the Company's Life Sciences team as Senior Scientist and Product Manager for the ChemTK(TM) product line effective October 1, 2005. Financial details were not disclosed.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Exhibits

         99.1 Press release dated August 31, 2005

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      SIMULATIONS PLUS, INC.


Dated: August 31, 2005                                By: /s/ Momoko Beran
                                                         -----------------------
                                                         Momoko A. Beran
                                                         Chief Financial Officer

                                 EXHIBITS INDEX
                                 --------------


         Exhibit Number             Description
         --------------             -----------

             99.1          Press release, dated August 31, 2005